UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 31, 2003

CROWN HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-50189	75-3099507
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Crown Way, Philadelphia, PA		19154-4599
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code     215-698-5100

Crown Holdings, Inc.

ITEM 7.	Financial Statements and Exhibits

(c)	Exhibits

	99.1	Certification by John W. Conway, Chief Executive Officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

	99.2	Certification by Alan W. Rutherford, Chief Financial Officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

ITEM 9.	Regulation FD Disclosure

      On March 31, 2003, as accompanying correspondence to Crown Holdings, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2002, certifications of John W. Conway, Chief Executive Officer, and Alan W. Rutherford, Chief Financial Officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 were furnished to the Securities and Exchange Commission.

Copies of the certifications are filed herewith as Exhibits 99.1 and 99.2.

Limitation of Incorporation by Reference

In accordance with general instruction B.2 of Form 8-K, the information in this report is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

Crown Holdings, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN HOLDINGS, INC.

By:	/s/ Thomas A. Kelly
Thomas A. Kelly
Vice President and Corporate Controller

Date:  March 31, 2003

Crown Holdings, Inc.

EXHIBIT INDEX

Exhibit Number	Description

99.1	Certification by John W. Conway, Chief Executive Officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.2	Certification by Alan W. Rutherford, Chief Financial Officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.